Exhibit 99.1
AGREEMENT
THIS AGREEMENT (this “Agreement”) is entered into effective as of March 8, 2021 (the “Effective Date”) by and among (i) the following direct owners of Common Units: William F. Paulsen, the 2014 Amended and Restated William B. McGuire Jr. Revocable Trust Agreement (the “Trust Agreement”), 2012 DE CPT LLC, a South Carolina limited liability company, WBM CPT 2020 LLC, a North Carolina limited liability company and David F. Tufaro, (the preceding five natural persons and entities are referred to collectively as the “Designated Summit OP Unitholders”), (ii) Camden Property Trust, a Texas real estate investment trust (“CPT”), (iii) Camden Summit, Inc., a Delaware corporation (the “General Partner”) and (iv) Camden Summit Partnership, L.P., a Delaware limited partnership (the “Partnership”). The following indirect owners of Common Units: William B. McGuire, Jr., Susanne H. McGuire, William B McGuire Jr. 2012 Delaware Trust, JP Morgan Trust Company of Delaware, Trustee (the “2012 Trust”) and William B McGuire Jr. 2020 Family Trust, Susanne H McGuire, Caroline M Winslett and William H McGuire, Co-Trustees (the “2020 Trust”) (such indirect owners are referred to collectively as the “Designated Flow Through Owners”) and together with the Designated Summit OP Unitholders, are collectively referred to herein as the “Summit LP Parties”).
WHEREAS, effective February 28, 2005, CPT, the General Partner, the Partnership and the limited partners named therein entered into and executed that certain Tax, Asset and Income Support Agreement (the “Tax Protection Agreement”);
WHEREAS, the Summit LP Parties (or their predecessors in interest) are parties to that certain Agreement dated as of September 14, 2018 (the “Subsequent Agreement” and together with the Tax Protection Agreement, collectively, the “Existing Tax Agreements”);
WHEREAS, the undersigned own in the aggregate more than eighty percent (80%) of the Common Units (the “Requisite Percentage”) held by the Summit Limited Partners;
WHEREAS, the Partnership has obtained an unsecured loan in the original principal sum of Forty Million and No/100 Dollars ($40,000,000.00) (the "Loan") from Bank of America, N.A. (“BofA”) and the other lenders that are parties to that certain Credit Agreement (collectively, the “Lender”) dated as of October 1, 2020;
WHEREAS, the Partnership has obtained additional financing under an existing intercompany debt facility with CPT in the principal sum of Sixty Million and No/100 Dollars (the “CPT Loan”); and
WHEREAS, the proceeds of the Loan and the CPT Loan were used to repay in-full that certain unsecured loan in the original principal sum of One Hundred Million and No/100 Dollars ($100,000,000.00) from BofA and the other lenders that are parties to that certain Credit Agreement dated as of September 14, 2018, a copy of which is attached as Exhibit A to the Subsequent Agreement.
    NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1.Definitions. Defined terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Existing Tax Agreements. Unless otherwise provided herein, references to "sections" of this Agreement are to the numbered paragraphs of this Agreement.
2.Unitholder Indemnity. Each undersigned Summit LP Party (i) has elected not to renew his/her Unitholder Indemnity for the 2021 calendar year as provided in Section 6 of the Subsequent Agreement; (ii) waives any rights under Section 10 of the Subsequent Agreement with respect to the Loan and the CPT Loan; and (iii) agrees and acknowledges that (A) the undersigned Summit LP Party shall have no further right to renew or otherwise provide a Unitholder Indemnity under the Existing Tax Agreements, (B) CPT shall have no further obligation to guaranty any debt of the Partnership, (C) the Partnership shall have no obligation to notify the Summit LP Parties of the incurrence or refinancing of any indebtedness, (D) subject to its obligations under the Existing Tax Agreements as modified hereby, from time to time the Partnership may renew, replace or refinance the Loan (and any replacement debt therefor); and (E) except for the extension of the Protection Period as provided below, the Summit LP Parties shall have no further right to extend the Protection Period under the Existing Tax Agreements.
3.Protection Period Determined with Reference to Individuals. The Protection Period applicable to each Designated Summit OP Unitholder and its related Protected Parties shall be determined and shall be calculated separately on an individual basis with reference to one of William F. Paulsen, David F. Tufaro and William B. McGuire, Jr. (collectively, the “Individuals”). In this regard, each Designated Summit OP Unitholder and its related Protected Parties shall have a Protection Period calculated and determined with reference to the particular Individual (the “Designated Individual”) whose name is set forth opposite the reference to the applicable Designated Summit OP Unitholder on Exhibit A hereto.
4.Extension of Protection Period Generally. Subject to the further provisions hereof, the Protection Period applicable to a Designated Summit OP Unitholder and its related Protected Parties is hereby extended to end on the earlier of the following two dates (the “Termination Date”), (i) the second anniversary of the applicable Designated Individual’s death or (ii) the date of filing of the federal estate tax return relating to such deceased Designated Individual.
5.Termination Following Step Up at Death. As to any Common Units held by a Designated Summit OP Unitholder with respect to which the Designated Summit OP Unitholder or any transferee of such Common Units receives a step up in tax basis for federal income tax purposes in such Common Units as the result of the death of the applicable Designated Individual or a taxable disposition of the Common Units following such death (such that the transferee’s initial basis in such Common Units for federal income tax purposes is equal to their fair market value at the applicable valuation date under Code section 1014 or the date of the taxable disposition, as applicable), this Agreement and the Existing Tax Agreements will terminate and have no force or further effect as to those Common Units and the holder thereof as of the applicable Termination Date. Notwithstanding any provision in the Existing Tax

Agreements, for the period from a Designated Individual’s death through the applicable Termination Date, the Protected Parties with respect to the Common Units held immediately prior to such Designated Individual’s death by each Designated Summit OP Unitholder with respect to such Designated Individual shall include (without limitation) any person who was a Protected Party with respect to any such Common Units immediately prior to such Designated Individual’s death and/or who acquires a direct or indirect interest in any such Common Units by reason of such Designated Individual’s death; provided that, in no event shall the Partnership, the General Partner or CPT have any liability to any Protected Party as a result of any taxable income or gain that is attributable to any appreciation in the Protected Assets (or any repayment or allocation or reallocation of debt) following the death of the pertinent Designated Individual.
6.Extensions in the Absence of Step Up at Death. Subject to the provisions of this Section 6, as to any Common Units held directly or indirectly by a Designated Summit OP Unitholder (other than any Common Units held directly by a Designated Individual or treated as such by reason of being held by the Designated Individual through one or more disregarded entities and/or grantor trusts) with respect to which the pertinent Designated Individual has died but there is no basis step up for federal income tax purposes with respect to any such Common Units (each a “Section 6 Holder”), (i) the Protection Period with respect to such Designated Summit OP Unitholder and all related Protected Parties will continue until the Termination Date, (ii) the obligations of the Partnership set forth in Section 2(d) of the Tax Protection Agreement (the “Best Efforts Obligation”) with respect to such Designated Summit OP Unitholder and all related Protected Parties will continue until the fifth (5th) anniversary of the Termination Date and (iii) following the fifth (5th) anniversary of the Termination Date this Agreement and the Existing Tax Agreements will terminate and have no further effect as to such Common Units and the Designated Summit OP Unitholder and all related Protected Parties with respect to such Common Units. The parties hereto agree and acknowledge that with regard to any Common Units held by Laura Paulsen, the spouse or former spouse of William F. Paulsen (“FSLP”), (i) if FSLP never holds more than 90,000 Common Units directly or indirectly through one or more entities during the term of this Agreement (the “FSLP Ownership Condition”), then the period in clause (iii) above with regard to FSLP shall be the tenth anniversary of the Termination Date, (ii) if FSLP fails the Ownership Condition then the period in clause (iii) above shall be the fifth (5th) anniversary of the Termination Date (i.e. the period will remain as drafted in clause (iii) above), and (iii) in all cases the Designated Individual with regard to any Common Units held directly or indirectly through one or more entities by FSLP shall be William F. Paulsen.
7.Extension upon Failure to Obtain Expected Step Up. If, whether due to a change in law or otherwise, a Section 7 Holder dies but there is no step up in basis for federal income tax purposes with respect to his Common Units as a result of his death, (i) the Protection Period will continue until the Termination Date and (ii) the Best Efforts Obligation will continue as set forth in Section 2(d) of the original Tax Protection Agreement. A “Section 7 Holder” means a natural person who immediately prior to his death is a Designated Individual and holds Common Units directly (or is treated as holding Common Units directly by reason of holding Common Units through one or more disregarded entities and/or grantor trusts).

8.Default Category. In the event that after the Effective Date of this Agreement and prior to the death of the Designated Individual with regard to a Designated Summit OP Unitholder, any of the Common Units held directly or indirectly by such Designated Summit OP Unitholder are transferred (including any such transfer resulting from a division of property in connection with a divorce or marital dissolution) and the transferee’s adjusted basis for federal income tax purposes is not stepped up to the value of such Common Units in connection with such transfer, (i) the Protection Period and the period of time during which the Best Efforts Obligation applies will be determined in accordance with Section 6 hereof; and (ii) the Designated Individual with regard to such transferee shall be the same individual that was the Designated Individual with regard to such Designated Summit OP Unitholder.
9.Disregarded Entities; Carry-Over Basis Transfers. For purposes of this Agreement, any Common Units held through an entity that is disregarded as an entity separate from its owner for federal income tax purposes (such as a single member LLC that has not elected to be treated as an association) shall be treated as owned by the sole owner of such disregarded entity and any Common Units held by a “grantor trust” shall be treated as owned by the grantor treated as the owner of such trust under Section 671-679 of the Code (and thus, for example and the avoidance of doubt, transfers of Common Units between such a grantor and grantor trust or between a disregarded entity and its owner shall not be treated as transfers for purposes of applying Section 8). For purposes of this Agreement (i) references to Designated Summit OP Unitholders shall include any person or entity that acquires Common Units from a Designated Summit OP Unitholder in a transfer in which the transferee’s adjusted basis in such Common Units for federal income tax purposes is determined in whole or in part by reference either to such transferee’s basis in other property or the transferor’s basis in such interest (a “Carry-Over Basis Transfer”), other than CPT or any affiliate of CPT, and (ii) such holder’s Designated Individual shall be the same individual that was the Designated Individual with regard to the assigning Designated Summit OP Unitholder. For the avoidance of doubt, Carry-Over Basis Transfers shall include a transfer from a “grantor trust” to the grantor treated as the owner of a portion of such trust under Section 671-679 of the Code.
10.Section 754 Election. The Partnership (and any other partnership(s) through which the Partnership holds any Protected Asset) shall maintain an election under Section 754 of the Code (i.e., optional adjustment to basis of partnership property) for each Partnership taxable year through the end of the Partnership taxable year which includes the first date as of which all Protection Periods have terminated. The Partnership shall indemnify any Protected Party (on an after-tax basis) for any damages suffered as a result of any failure to maintain any such election under Section 754 of the Code.
11.Amendment and Modification. This Agreement may not be amended, modified, or supplemented in any manner with regard to any particular party, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each such party to be bound by any such amendment.
12.Modification of Existing Tax Agreements; Entire Agreement. The parties hereto agree and acknowledge that, as among the parties hereto, (i) in the event of any inconsistency between the provisions of this Agreement and the Existing Tax Agreements, the provisions of this Agreement shall prevail, (ii) the provisions of the Existing Tax Agreements are deemed amended and modified as required to give effect to the provisions of this Agreement, and (iii) except as expressly modified by this Agreement the provisions of the Existing Tax Agreements shall continue to be binding upon the parties hereto (including without limitation the provisions in section 6 of the Subsequent Agreement that take effect in the event that an Indemnitor elects not to renew it Unitholder Indemnity). In this regard, and without limitation, the undersigned Partnership hereby acknowledges and agrees to the following obligations under the Existing Tax Agreements as amended by this Agreement: (i) the obligation to maintain nonrecourse indebtedness during the applicable Protection Periods that results in an allocation of Partnership liabilities that are qualified nonrecourse financing within the meaning of Code Section 465(b)(6) to the each of the Designated Summit OP Unitholders for purposes of Section 752 of the Code at least equal to the Designated Summit OP Unitholder’s Required Nonrecourse Debt Amount and sufficient for such Designated Summit OP Unitholder (and its Flow Through Owners) to be “at risk” for such Required Nonrecourse Debt Amount under Code Section 465 throughout the applicable Protection Period; (ii) the obligation after the applicable Protection Periods to use its Best Efforts to ensure that the amount of nonrecourse indebtedness (that is also qualified nonrecourse financing within the meaning of Code Section 465(b)(6)) of the Partnership properly allocable to each Designated Summit OP Unitholder for purposes of Section 752 of the Code is at least equal to its Required Nonrecourse Debt Amount in accordance with Section 2(d) of the Tax Protection Agreement, as modified by the Subsequent Agreement and this Agreement; and (iii) in the event that the Partnership breaches the obligations set forth in the following clauses (i) and (ii), the obligation to pay damages to the Protected Parties in accordance with Section 2(f) of the Tax Protection Agreement as modified by Section 4 of the Subsequent Agreement. For purposes of this Section 11, references to a Flow Through Owner with respect to any Designated Summit OP Unitholder shall include any person that becomes a Protected Party and a Flow Through Owner with respect to such Designated Summit OP Unitholder. The undersigned Partnership further acknowledges its obligations under Sections 2(b) and 2(f) of the Tax Protection Agreement as modified by the Subsequent Agreement and this Agreement.
13.Entire Agreement. This Agreement together with the Tax Protection Agreements constitutes the entire agreement among the parties hereto with regard to the subject matter hereof and supersedes all prior written agreements, arrangements, communications, and understandings and all prior and contemporaneous oral agreements, arrangements, communications, and understandings between the parties with respect to the subject matter hereof.
14.Reporting and At-Risk. The Members agree that the Loan is intended to be qualified nonrecourse financing within the meaning of Code Section 465(b)(6) and the related Treasury Regulations thereunder and, subject to any change in applicable tax laws following the Effective Date, no party hereto shall take any position inconsistent with such treatment for any federal, state or local income tax purposes. For the avoidance of doubt, the parties agree that Section 2(d) of the Tax Protection Agreement as modified by the Subsequent Agreement and this Agreement and the Best Efforts Obligation requires that the Partnership use Best Efforts to ensure that the amount of qualified nonrecourse financing properly allocable to each Designated

Summit OP Unitholder for purposes of Code Sections 465 is not less than such Designated Summit OP Unitholder’s Required Nonrecourse Debt Amount for the requisite period hereunder.
15.Audits. Section 15 of the Subsequent Agreement shall be applied so as to take into account the modifications in this Agreement to the parties intended economic arrangement.
16.Required Nonrecourse Debt Amounts. The undersigned agree and acknowledge that as of the Effective Date the Required Nonrecourse Debt amounts of the Designated Summit OP Unitholders are as set forth in Exhibit B hereto.
17.Acknowledgement Regarding Protected Party Status. The undersigned agree and acknowledge that each of Designated Flow Through Owners is a Protected Party as of the date hereof.
18.Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.
19.Notices. All notices required or permitted under this Agreement shall be sent (i) by registered or certified mail (return receipt requested), postage prepaid, or (ii) by Federal Express, U.S. Post Office Express Mail, or similar nationally recognized overnight courier which delivers only upon signed receipt of the addressee, or (iii) by e-mail with a copy sent within 24 hours in the manner provided in clause (ii) above, and addressed to the particular party at the address set forth beneath its signature on this Agreement or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided. A notice sent pursuant to clauses (i) through (iii) above shall be deemed to be duly received when delivered. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given hereunder shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.
20.Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Executed copies of the signature pages of this Agreement sent by facsimile or transmitted electronically in TIFF, PDF or a similar format shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.
21.Binding Effect. The parties hereto agree and acknowledge that this Agreement will be binding upon all parties that execute and deliver a counterpart hereto and that the provisions of this Agreement shall inure to the benefit of and shall be binding upon the Designated Summit OP Unitholders and their related Protected Parties with respect to Common Units held by a Designated Summit OP Unitholder as of the date hereof, and any successors and assigns to the foregoing persons (including any Protected Parties that acquire Common Units from a Designated Summit OP Unitholder in a Carry-Over Basis Transfer and any other person that becomes a Protected Party with respect to Common Units held by a Designated Summit OP

Unitholder as of the date hereof). The parties agree to cooperate to make any reasonable modifications to this Agreement as may be needed so that any such successors and assigns may obtain the intended tax and economic benefits of this Agreement.
22.Legal and Accounting Fees. Upon execution of this Agreement by all parties, CPT shall reimburse the Designated Summit OP Unitholders for any third party legal and accounting costs incurred by them up to a maximum reimbursement of $10,000 in the aggregate.
23.Severability. If any provision of this Agreement, or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

CPT:
Camden Property Trust,
a Texas real estate investment trust
By: __________________________
Name: Alexander J. Jessett
Title: Chief Financial Officer

Address:
11 Greenway Plaza
Suite 2400
Houston, Texas 77046
Attention: Alexander J. Jessett
Email: ajessett@camdenliving.com

THE GENERAL PARTNER:
Camden Summit, Inc.,
a Delaware corporation
By: __________________________
Name: Alexander J. Jessett
Title: Chief Financial Officer

Address:
11 Greenway Plaza
Suite 2400
Houston, Texas 77046
Attention: Alexander J. Jessett
Email: ajessett@camdenliving.com

Signature Page to Agreement

SUMMIT LP PARTIES:

__________________________
William F. Paulsen

Address:
330 Third Street South
Apt 705,
St. Petersburg, FL 33701;
Attn: William F. Paulsen
E-Mail: Bill@paulsenventures.com

The 2014 Amended and Restated William B.
McGuire Jr. Revocable Trust Agreement

By: __________________________
Name: William B. McGuire, Jr.
Title: Trustee

Address:
309 East Morehead St.
Suite 275
Charlotte, NC 28202
Attention: William B. McGuire, Jr.
E-Mail: bmcguire@mcguireinvestments.com

2012 DE CPT LLC, a South Carolina limited
liability company

By: __________________________
Name: William B. McGuire, Jr.
Title: Administrative and Investment Manager

Address:
309 East Morehead St.
Suite 275
Charlotte, NC 28202
Attention: William B. McGuire, Jr.
E-Mail: bmcguire@mcguireinvestments.com
Signature Page to Agreement

WBM CPT 2020 LLC, a North Carolina limited liability company

By: __________________________
Name: William B. McGuire, Jr.
Title: Administrative and Investment Manager

Address:
309 East Morehead St.
Suite 275
Charlotte, NC 28202
Attention: William B. McGuire, Jr.
E-Mail: bmcguire@mcguireinvestments.com

__________________________
David F Tufaro

Address:
1817 Thames St.
Baltimore, MD 21231
Attention: David F Tufaro
E-Mail: dtufaro@terranovaventures.com

Signature Page to Agreement

__________________________
Name: William B. McGuire, Jr.

Address:
309 East Morehead St.
Suite 275
Charlotte, NC 28202
Attention: William B. McGuire, Jr.
E-Mail: bmcguire@mcguireinvestments.com

__________________________
Name: Susanne H. McGuire

Address:
1227 Scotland Ave.
Charlotte, NC 28207
Attention: Susanne H. McGuire
E-Mail: crmwhm@aol.com

PARTNERSHIP:
Camden Summit Partnership, L.P.

By: Camden Summit, Inc.,
its general partner
By: __________________________
Name: Alexander J. Jessett
Title: Chief Financial Officer

Address:
11 Greenway Plaza
Suite 2400
Houston, Texas 77046
Attention: Alexander J. Jessett
Email: ajessett@camdenliving.com

Signature Page to Agreement

EXHIBIT A
Designated Individuals

Designated Summit OP Unitholders	Designated Individual
William F. Paulsen	William F. Paulsen
The 2014 Amended and Restated William B. McGuire Jr. Revocable Trust Agreement	William B. McGuire, Jr.
2012 DE CPT LLC WBM CPT 2020 LLC	William B. McGuire, Jr. William B. McGuire, Jr.
David F. Tufaro	David F. Tufaro

Exhibit A to Agreement

EXHIBIT B
Required Nonrecourse Debt Amounts

Designated Summit OP Unitholders:	Required Nonrecourse Debt Amount
William F. Paulsen	$9,700,000
2014 Amended and Restated William B. McGuire Jr. Revocable Trust Agreement/William B. McGuire, Jr.	$5,261,000
David F. Tufaro	$5,900,000
2012 DE CPT LLC WBM CPT 2020 LLC	$1,620,000 $4,320,000

Exhibit A to Agreement